                                                                    EXHIBIT 10.1

                                 March 9, 2000


Network Plus, Inc.
Network Plus Corp.
234 Copeland Street
Quincy, MA 02169
Attn: Chief Financial Officer

          Re: October 7, 1998 $60,000,000 Loan and Security Agreement
          -----------------------------------------------------------


Gentlemen:

     Reference is hereby made to that certain Loan and Security Agreement dated as of October 7, 1998 (as amended, the "Loan Agreement") by and between Network Plus Corp., a Delaware corporation ("Holdings") and Network Plus, Inc., a Massachusetts corporation ("NPI"), as borrowers (individually and collectively, jointly and severally, the "Borrower"), Fleet National Bank, a national banking association, as Agent ("Agent"), and Goldman Sachs Credit Partners L.P., a Bermuda limited partnership, as syndication and arrangement agent for the Lenders (the "S&A Agent"), Fleet National Bank and the other lenders party thereto from time to time (collectively, the "Lenders"). Capitalized terms used herein and not otherwise defined shall have the meaning given to such term in the Loan Agreement.

     The Borrower has requested that the Agent and the Lenders modify the Loan Agreement so as to, among other things, extend the Maturity Date until December 31, 2000. The Agent and Lenders are willing to extend such accommodation based upon and subject to the Borrower acknowledging its agreement to pay an extension fee (the "Extension Fee") equal to two (2%) percent of the Commitment in the event that the Loan Agreement is not terminated and remains available to the Borrower beyond June 30, 2000. Such Extension Fee shall be due and payable to the Lenders based upon each Lender's Pro Rata Share of the Commitment. The terms and conditions of this letter shall override and govern and control any and all agreements, written or oral, between the Borrower and any of the Lenders, and such extension fee shall be in lieu of and not in addition to any extension fee agreed to by the Borrower with any Lender on or before the date hereof. Your acceptance of this extension fee arrangement set forth herein is a precondition to the effectiveness and validity of that certain Amendment Letter dated of even date.

     Kindly indicate your assent to the foregoing arrangement by signing this letter on the space provided below.

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     This Letter Agreement may be executed in multiple counterparts, each of which shall constitute an original, but all of which, when taken together, shall constitute one and the same instrument.

     The parties hereto have caused this Letter Agreement to be duly executed as a sealed instrument as of the day and year first above written.


                                      Very truly yours,

                                      Fleet National Bank, as Agent and a Lender

                                      By: /s/ David Belanger
                                         ---------------------------------------
                                      Name:   David Belanger
                                           -------------------------------------
                                      Title:  Assistant Vice President
                                             -----------------------------------

                                      Goldman Sachs Credit Partners, L.P., as
                                      S&A Agent and a Lender


                                      By: /s/ Bruce H Mendelsohn
                                         ---------------------------------------
                                      Name:   Bruce H Mendelsohn
                                           -------------------------------------
                                      Title:  Authorized Signatory
                                             -----------------------------------

                                      Transamerica Business Credit Corporation, as a Lender

                                      By: /s/ Gary P. Moro
                                         ---------------------------------------
                                      Name:   Gary P. Moro
                                           -------------------------------------
                                      Title:  Senior Vice President
                                             -----------------------------------

                                      FINOVA Capital Corporation (successor
                                      in interest to Fremont Financial
                                      Corporation), as a Lender

                                      By: /s/ Gerald C. Wordell
                                         ---------------------------------------
                                      Name: /s/ Gerald C. Wordell
                                           -------------------------------------
                                      Title: Authorized Signer
                                             -----------------------------------

Accepted and Agreed as of the 15th day of March, 2000

Network Plus, Inc., as Borrower


By: /s/ George C. Alex
   -----------------------------
Name: George C. Alex
     ---------------------------
Title: Chief Financial Officer
      --------------------------


Network Plus Corp., as Borrower


By: /s/ George C. Alex
   -----------------------------
Name: George C. Alex
     ---------------------------
Title: Chief Financial Officer
      --------------------------

                                   EXHIBIT A

                                  Schedule C-1

                                  COMMITMENTS

                                      PRO RATA SHARE                  PRO RATA SHARE    TOTAL          PRO RATA
                         TRANCHE A    OF TRANCHE A     TRANCHE B      OF TRANCHE B      COMMITMENTS    SHARE OF TOTAL
LENDER                  COMMITMENT    COMMITMENT       COMMITMENTS    COMMITMENTS       OF LENDER      COMMITMENTS
------                  ----------    --------------   -----------    --------------    -----------    --------------

GSCP                        0               0%        $30,000,000         100%          $30,000,000        66-2/3%

FNB                   $15,000,000         100%        $         0           0%          $15,000,000        33-1/3%

All Lenders           $15,000,000         100%        $30,000,000         100%          $45,000,000          100%